UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 11, 2007
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 11, 2007, Chesapeake Corporation (“Chesapeake”) issued a press release announcing that Frank S. Royal resigned as a director of Chesapeake for personal health reasons.

The press release also announced that Chesapeake’s Board of Directors elected Mary Jane Hellyar as a director of Chesapeake in Class I to serve until the 2008 annual meeting of stockholders.  Dr. Hellyar currently serves as Executive Vice President of Eastman Kodak Company, an imaging innovation company.  There are no related party transactions between Dr. Hellyar and Chesapeake as described by Item 404(a) of Regulation S-K, and there was no arrangement or understanding pursuant to which Dr. Hellyar was nominated as a director.

The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release, issued on December 11, 2007, announcing the resignation and election of board members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: December 11, 2007	BY:	/s/ J. P. Causey, Jr.
J. P. Causey, Jr.
Executive Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued on December 11, 2007, announcing the resignation and election of board members.